Exhibit 99.4

INTERCREDITOR AGREEMENT

INTERCREDITOR AGREEMENT dated as of [                                    ], 2009 among:

CenterPoint Energy Houston Electric, LLC, a Texas limited liability company and a successor to Reliant Energy, Incorporated (in its individual capacity, the “Company”),

CenterPoint Energy Transition Bond Company, LLC, a Delaware limited liability company (the “Initial Transition Bond Issuer”),

Deutsche Bank Trust Company Americas, successor to Bankers Trust Company, a New York banking corporation, in its capacity as transition bond trustee under the Indenture dated October 24, 2001 (the “Initial Transition Bond Trustee”),

CenterPoint Energy Houston Electric, LLC, a Texas limited liability company, and successor to Reliant Energy, Incorporated, in its capacity as the initial servicer of the Initial Transition Property referred to below (including any successor in such capacity, the “Initial TC Servicer”),

Wilmington Trust Company, a Delaware banking corporation, in its capacity as transition bond trustee under the Indenture dated as of December 16, 2005 (the “Additional Transition Bond Trustee”),

CenterPoint Energy Houston Electric, LLC, a Texas limited liability company, in its capacity as the initial servicer of the Additional Transition Property referred to below (including any successor in such capacity, the “Additional TC Servicer”),

CenterPoint Energy Transition Bond Company II, LLC, a Delaware limited liability company (the “Additional Transition Bond Issuer”),

Deutsche Bank Trust Company Americas, a New York banking corporation, in its capacity as transition bond trustee under the Indenture dated as of February 12, 2008 (the “Third Transition Bond Trustee”),

CenterPoint Energy Houston Electric, LLC, a Texas limited liability company, in its capacity as initial servicer of the Transition (III) Property referred to below (the “Third TC Servicer”),

CenterPoint Energy Transition Bond Company III, LLC, a Texas limited liability company (the “Third Transition Bond Issuer”),

Deutsche Bank Trust Company Americas, a New York banking corporation, in its capacity as trustee under the Indenture dated [ ], 2009 (the “Restoration Bond Trustee”),

CenterPoint Energy Houston Electric, LLC, a Texas limited liability company, in its capacity as the initial servicer of the System Restoration Property referred to below (including any successor in such capacity, the “Restoration Servicer”),

CenterPoint Energy Restoration Bond Company, LLC, a Delaware limited liability company (the “Restoration Bond Issuer”),

CenterPoint Energy Houston Electric, LLC, a Texas limited liability company and a successor to Reliant Energy, Incorporated, in its capacity as collection agent for the benefit of the Initial TC Servicer, the Additional TC Servicer, the Third TC Servicer and the Restoration Servicer (the “Utility”),

CenterPoint Energy Houston Electric, LLC, a Texas limited liability company, in its capacity as the collection agent of the Decommissioning Collections referred to below (including any successor in such capacity, the “Decommissioning Collection Agent”), and

CenterPoint Energy Houston Electric, LLC, a Texas limited liability company, in its capacity as the collection agent of the System Benefit Fee referred to below (including any successor in such capacity, the “SBF Collection Agent”).

WHEREAS, pursuant to the terms of the Transition Property Sale Agreement dated October 24, 2001, among the Initial Transition Bond Issuer and Reliant Energy, Incorporated, in its capacity as Seller (as it may hereafter from time to time be amended, restated or modified, the “Initial Sale Agreement”), the Company has sold to the Initial Transition Bond Issuer certain assets known as “Transition Property” which includes the “Transition Charges” (hereinafter, the “Initial Transition Property” and the “Initial Transition Charges”); and

WHEREAS, pursuant to the terms of the Indenture dated October 24, 2001, among the Initial Transition Bond Issuer, the Initial Transition Bond Trustee, and Bankers Trust Company (now known as Deutsche Bank Trust Company Americas) in its capacity as Securities Intermediary (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time by one or more Series Supplements, such Series Supplements and Indenture being collectively referred to herein as the “Initial Indenture”), the Initial Transition Bond Issuer, among other things, has granted to the Initial Transition Bond Trustee a security interest in certain of its assets, including the Initial Transition Property, to secure the Transition Bonds issued pursuant to the Indenture (the “Initial Transition Bonds”); and

WHEREAS, pursuant to the terms of the Transition Property Servicing Agreement dated as of October 24, 2001, between the Initial Transition Bond Issuer and the Initial TC Servicer (as it may hereafter from time to time be amended, restated or modified, the “Initial Servicing Agreement”), the Initial TC Servicer has agreed to provide for the benefit of the Initial Transition Bond Issuer servicing functions with respect to the Initial Transition Charges; and

WHEREAS, pursuant to the terms of the Transition Property Sale Agreement dated as of December 16, 2005, among the Additional Transition Bond Issuer and Company, in its capacity as Seller (as it may hereafter from time to time be amended, restated or modified, the “Additional Sale Agreement”), the Company has sold to the Additional Transition Bond Issuer certain assets known as “Transition Property” which includes the “Transition Charges” (hereinafter, the “Additional Transition Property” and the “Additional Transition Charges”); and

WHEREAS, pursuant to the terms of the Indenture dated as of December 16, 2005, among the Additional Transition Bond Issuer, the Additional Transition Bond Trustee, and Deutsche Bank Trust Company Americas, in its capacity as Securities Intermediary (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time by one or more Series Supplements, such Series Supplements and Indenture being collectively referred to herein as the “Additional Indenture”), the Additional Transition Bond Issuer, among other things, has granted to the Additional Transition Bond Trustee a security interest in certain of its assets, including the Additional Transition Property, to secure the Transition Bonds issued pursuant to the Additional Indenture (“Additional Transition Bonds”); and

WHEREAS, pursuant to the terms of the Transition Property Servicing Agreement dated as of December 16, 2005, between the Additional Transition Bond Issuer and the Additional TC Servicer (as it may hereafter from time to time be amended, restated or modified, the “Additional Servicing Agreement”), the Additional TC Servicer has agreed to provide for the benefit of the Additional Transition Bond Issuer servicing functions with respect to the Additional Transition Charges; and

WHEREAS, pursuant to the terms of the Transition Property Sale Agreement dated as of February 12, 2008, among the Third Transition Bond Issuer and Company, in its capacity as Seller (as it may hereafter from time to time be amended, restated or modified, the “Third Sale Agreement”), the Company has sold to the Third Transition Bond Issuer certain assets known as “Transition Property” which includes the “Transition Charges” (hereinafter, the “Transition (III) Property” and the “Transition (III) Charges”); and

WHEREAS, pursuant to the terms of the Indenture dated as of February 12, 2008, among the Third Transition Bond Issuer and the Third Transition Bond Trustee (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time by one or more Supplements, such Supplements and Indenture being collectively referred to herein as the “Third Indenture”), the Third Transition Bond Issuer, among other things, has granted to the Third Transition Bond Trustee a security interest in certain of its assets, including the Transition (III) Property, to secure the Transition Bonds issued pursuant to the Third Indenture (“Third Transition Bonds”); and

WHEREAS, pursuant to the terms of the Transition Property Servicing Agreement dated as of February 12, 2008, between the Third Transition Bond Issuer and the Third TC Servicer (as it may hereafter from time to time be amended, restated or modified, the “Third Servicing Agreement”), the Third TC Servicer has agreed to provide for the benefit of the Third Transition Bond Issuer servicing functions with respect to the Transition (III) Charges; and

WHEREAS, pursuant to the terms of the [System Restoration Property Sale Agreement] dated as of [                        ], 2009, among the Restoration Bond Issuer and Company, in its capacity as Seller (as it may hereafter from time to time be amended, restated or modified, the “Restoration Sale Agreement”), the Company has sold to the Restoration Bond Issuer certain assets known as “System Restoration Property” which includes the “System Restoration Charges” (hereinafter, the “Restoration Property” and the “Restoration Charges”); and

WHEREAS, pursuant to the terms of the Indenture dated as of [                        ], 2009, among the Restoration Bond Issuer and the Restoration Bond Trustee (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time by one or more Supplements, such Supplements and Indenture being collectively referred to herein as the “Restoration Indenture”, and together with the Initial Indenture, the Additional Indenture, and the Third Indenture, the “Indentures”), the Restoration Bond Issuer, among other things, has granted to the Restoration Bond Trustee a security interest in certain of its assets, including the Restoration Property, to secure the Restoration Bonds issued pursuant to the Restoration Indenture (“Restoration Bonds”); and

WHEREAS, pursuant to the terms of the System Restoration Property Servicing Agreement dated as of [                        ], 2009, between the Restoration Bond Issuer and the Restoration Servicer (as it may hereafter from time to time be amended, restated or modified, the “Restoration Servicing Agreement”), the Restoration Servicer has agreed to provide for the benefit of the Restoration Bond Issuer servicing functions with respect to the Restoration Charges; and

WHEREAS, pursuant to the terms of that certain Third Amended and Restated Master Trust Agreement for the South Texas Project dated as of July 10, 2006 (the “Decommissioning Trust Agreement”), Mellon Bank, N.A., a national banking association, as Trustee (the “Decommissioning Trustee”) of “NRG South Texas LP Decommissioning Master Trust for the South Texas Project” (the “Decommissioning Trust”), is designated to receive and hold in trust for the benefit of NRG South Texas LP (or for the benefit of the Decommissioning Trust for the benefit of NRG South Texas LP) all Contributions (as that term is defined in the Decommissioning Trust Agreement) from the Company for decommissioning funds required by federal regulation that are included in the Company’s cost of service and collections; and

WHEREAS, pursuant to the terms of the Decommissioning Funds Collection Agreement dated as of June 9, 2005, between Texas Genco, LP (now known as NRG South Texas LP) and the Decommissioning Collection Agent (as it may hereafter from time to time be amended, restated or modified, the “Decommissioning Collection Agreement”), the Decommissioning Collection Agent has agreed to provide for the benefit of the Decommissioning Trust collection functions with respect to collections of nuclear decommissioning charges from retail customers (“Decommissioning Collections”); and

WHEREAS, pursuant to Section 39.903 of the Texas Utilities Code and Substantive Rule 25.451 promulgated thereunder by the Public Utility Commission of Texas, the SBF Collection Agent must provide for the benefit of the System Benefit Fund (as defined in Substantive Rule 25.451) collection functions with respect to the system benefit fee established by Section 39.903 of the Texas Utilities Code (the “System Benefit Fee”); and

WHEREAS, the parties hereto wish to agree upon their respective rights relating to such collections and any bank accounts into which the same may be deposited, as well as other matters of common interest to them which arise under or result from the coexistence of the Initial Sale Agreement, the Initial Indenture, the Initial Servicing Agreement, the Additional Sale Agreement, the Additional Indenture, the Additional Servicing Agreement, the Third Sale Agreement, the Third Indenture, the Third Servicing Agreement, the Decommissioning Collection Agreement and the statutory and regulatory obligations relating to the System Benefit Fee;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1. Acknowledgment of Ownership Interests and Security Interests. The Initial Transition Bond Trustee, the Initial Transition Bond Issuer, the Initial TC Servicer, the Third Transition Bond Trustee, the Third Transition Bond Issuer, the Third TC Servicer, the Restoration Bond Trustee, the Restoration Bond Issuer, the Restoration Servicer, the Decommissioning Collection Agent and the SBF Collection Agent hereby acknowledge the ownership interest of the Additional Transition Bond Issuer in the Additional Transition Property, including the Additional Transition Charges and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom, and the security interests in favor of the Additional Transition Bond Trustee for the benefit of itself, the holders of the Additional Transition Bonds and any credit enhancement provider (as defined in the Additional Indenture) in the Additional Transition Property.

The Initial Transition Bond Trustee, the Initial Transition Bond Issuer, the Initial TC Servicer, the Additional Transition Bond Trustee, the Additional Transition Bond Issuer, the Additional TC Servicer, the Restoration Bond Trustee, the Restoration Bond Issuer, the Restoration Servicer, the Decommissioning Collection Agent and the SBF Collection Agent hereby acknowledge the ownership interest of the Third Transition Bond Issuer in the Transition (III) Property, including the Transition (III) Charges and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom, and the security interests in favor of the Third Transition Bond Trustee for the benefit of itself, the holders of the Third Transition Bonds and any credit enhancement provider (as defined in the Third Indenture) in the Transition (III) Property.

The Additional Transition Bond Trustee, the Additional Transition Bond Issuer, the Additional TC Servicer, the Third Transition Bond Trustee, the Third Transition Bond Issuer, the Third TC Servicer, the Restoration Bond Trustee, the Restoration Bond Issuer, the Restoration Servicer, the Decommissioning Collection Agent and the SBF Collection Agent hereby acknowledge the ownership interest of the Initial Transition Bond Issuer in the Initial Transition Property, including the Initial Transition Charges and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom, and the security interests in favor of the Initial Transition Bond Trustee for the benefit of itself, the holders of the Initial Transition Bonds and any credit enhancement provider (as defined in the Initial Indenture) in the Initial Transition Property.

The Initial Transition Bond Trustee, the Initial Transition Bond Issuer, the Initial TC Servicer, the Additional Transition Bond Trustee, the Additional Transition Bond Issuer, the Additional TC Servicer, the Third Transition Bond Trustee, the Third Transition Bond Issuer, the Third TC Servicer, the Decommissioning Collection Agent and the SBF Collection Agent hereby acknowledge the ownership interest of the Restoration Bond Issuer in the Restoration Property, including the Restoration Charges and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom, and the security interests in favor of the Restoration Bond Trustee for the benefit of itself, the holders of the Restoration Bonds and any credit enhancement provider (as defined in the Restoration Indenture) in the Restoration Property.

The Initial Transition Bond Trustee, the Initial Transition Bond Issuer, the Initial TC Servicer, the Additional Transition Bond Trustee, the Additional Transition Bond Issuer, the Additional TC Servicer, the Third Transition Bond Trustee, the Third Transition Bond Issuer, the Third TC Servicer, the Restoration Bond Trustee, the Restoration Bond Issuer, the Restoration Servicer, and the SBF Collection Agent hereby acknowledge the ownership interest of NRG South Texas LP or the Decommissioning Trustee for the benefit of NRG South Texas LP in the Decommissioning Collections, including the revenues, collections, claims, rights, payments, money and proceeds arising therefrom.

The Initial Transition Bond Trustee, the Initial Transition Bond Issuer, the Initial TC Servicer, the Additional Transition Bond Trustee, the Additional Transition Bond Issuer, the Additional TC Servicer, the Third Transition Bond Trustee, the Third Transition Bond Issuer, the Third TC Servicer, the Restoration Bond Trustee, the Restoration Bond Issuer, the Restoration Servicer, and the Decommissioning Collection Agent hereby acknowledge the ownership interest of the SBF Collection Agent for the benefit of the System Benefit Fund in the System Benefit Fees, including the revenues, collections, claims, rights, payments, money and proceeds arising therefrom.

SECTION 2. Deposit Accounts. The Initial Transition Bond Issuer, the Initial Transition Bond Trustee, the Initial TC Servicer, the Additional Transition Bond Issuer, the Additional Transition Bond Trustee, the Additional TC Servicer, the Third Transition Bond Issuer, the Third Transition Bond Trustee, the Third TC Servicer, the Restoration Bond Trustee, the Restoration Bond Issuer, the Restoration Servicer, the Decommissioning Collection Agent and the SBF Collection Agent each acknowledge that collections with respect to the Initial Transition Property, the Additional Transition Property, the Transition (III) Property, the Restoration Property, the Decommissioning Collections and System Benefit Fees may from time to time be deposited into one or more designated accounts of the Utility (the “Deposit Accounts”). Subject to Section 4 below, the Utility agrees to:

(i) maintain the Deposit Accounts for the benefit of the Initial TC Servicer, the Initial Transition Bond Trustee, the Initial Transition Bond Issuer, the Additional TC Servicer, the Additional Transition Bond Trustee, the Additional Transition Bond Issuer, the Third TC Servicer, the Third Transition Bond Trustee, the Third Transition Bond Issuer, the Restoration Issuer, the Restoration Bond Trustee, the Restoration Bond Issuer and the Decommissioning Collection Agent for the benefit of NRG South Texas LP (or for the benefit of the Decommissioning Trustee for the benefit of NRG South Texas LP) and the SBF Collection Agent for the benefit of the System Benefit Fund as their respective interests may appear;

(ii) allocate and remit funds from the Deposit Accounts: (a) at the times specified in the respective Indentures and Servicing Agreements to the Initial Transition Bond Trustee in the case of collections relating to the Initial Transition Property, to the Additional Transition Bond Trustee in the case of collections relating to the Additional Transition Property, to the Third Transition Bond Trustee in the case of collections relating to the

Transition (III) Property and to the Restoration Bond Trustee in the case of collections relating to Restoration Property, (b) on a weekly basis to the Decommissioning Trustee in the case of the Decommissioning Collections, and (c) on a monthly basis to the Texas Comptroller of Public Accounts in the case of collections relating to System Benefit Fees; provided that: (a) to the extent the amount remitted by a retail electric provider is insufficient to satisfy any bill in respect of the Initial Transition Charges, the Additional Transition Charges, the Transition (III) Charges, the Restoration Charges, the Decommissioning Collections, the System Benefit Fees and the transmission and distribution charges and any late-payment penalties associated with any of the foregoing, such remittance shall first be allocated on a pro rata basis as between the Initial Transition Charges, the Additional Transition Charges, the Transition (III) Charges, the Restoration Charges, the Decommissioning Collections, the System Benefit Fees and the applicable transmission and distribution charges (other than late-payment penalties associated with any of the foregoing); and (b) any amount remaining from such remittance shall be applied pro rata against the late-payment penalties attributable to the Initial Transition Charges, the Additional Transition Charges, the Transition (III) Charges, the Restoration Charges, the Decommissioning Collections, the System Benefit Fees and the applicable transmission and distribution charges; and

(iii) maintain records as to the amounts deposited into the Deposit Accounts, the amounts remitted therefrom and the allocation as provided in clause (ii) above.

The Initial Transition Bond Trustee, the Initial Transition Bond Issuer, the Additional Transition Bond Trustee, the Additional Transition Bond Issuer, the Third Transition Bond Trustee, the Third Transition Bond Issuer, the Restoration Bond Trustee, the Restoration Bond Issuer, the Decommissioning Collection Agent for the benefit of NRG South Texas LP (or for the benefit of the Decommissioning Trustee for the benefit of NRG South Texas LP) and the SBF Collection Agent shall each have the right to require an accounting from time to time of collections, allocations and remittances by the Utility relating to the Deposit Accounts.

Each of the parties hereto acknowledges the respective security interests of the others in amounts on deposit in the Deposit Accounts to the extent of their respective interests as described in this Agreement.

SECTION 3. Time or Order of Attachment. The acknowledgments contained in Sections 1 and 2 of this Agreement are applicable irrespective of the time or order of attachment or perfection of security or ownership interests or the time or order of filing or recording of financing statements or mortgages or filings under the Texas Electric Choice Plan (as defined in the Initial Indenture) or the Public Utility Regulatory Act (as defined in the Restoration Indenture).

SECTION 4. Servicing. (a) (i) Pursuant to Section 2 above, the Company, in its role as Initial TC Servicer, Additional TC Servicer, Third TC Servicer and Restoration Servicer, shall allocate and remit funds received from retail electric providers for the Initial Transition Bonds, the Additional Transition Bonds, the Third Transition Bonds, and the Restoration Bonds, respectively, and shall control the movement of such funds out of the Deposit Accounts (such allocation, remittance and deposits hereafter called the “Allocation Services”). The same entity must always act as servicer in the performance of the Allocation Services as to all of the Initial Transition Bonds, the Additional Transition Bonds, the Third Transition Bonds and the Restoration Bonds. In the event that the Initial Transition Bond Trustee, Additional Transition Bond Trustee, Third Transition Bond Trustee or Restoration Bond Trustee is entitled to and desires to exercise its right to replace the Company as Initial TC Servicer, Additional TC Servicer, Third TC Servicer or Restoration Servicer, respectively, in its role as the provider of the Allocation Services, the party desiring to exercise such right shall promptly give written notice to the other (the “Servicer Notice”) and consult with the others with respect to the Person who would replace the Company in such capacities. Any successor in such capacities shall be agreed to by the Initial Transition Bond Trustee, Additional Transition Bond Trustee, Third Transition Bond Trustee and Restoration Bond Trustee within ten Business Days of the date of the Servicer Notice, and such successor shall be subject to satisfaction of the Rating Agency Condition (as defined below). “Business Day” means any day other than a Saturday, Sunday, or any holiday for national banks or any New York banking corporation in Dallas, Texas, New York, New York or Houston, Texas. The Person named as replacement Initial TC Servicer, Additional TC Servicer, Third TC Servicer or Restoration Servicer (as the case may be) in accordance with this Section 4 is referred to herein as the “Replacement Servicer”.

(ii) In the event that the Initial Transition Bond Trustee, the Additional Transition Bond Trustee, the Third Transition Bond Trustee or the Restoration Bond Trustee is entitled to and desires to exercise its rights to redirect collections relating to the Initial Transition Property, the Additional Transition Property, the Transition (III) Property or the Restoration Property (as the case may be), any redirection of funds shall be either to (A) the Replacement Servicer or (B) if there is no Replacement Servicer, to the Designated Account with the Designated Account Holder chosen in accordance with the provisions set forth below, on or before the tenth Business Day occurring from and after the date of the Servicer Notice. The “Designated Account” shall be an “Eligible Securities Account” (as defined in the Initial Indenture, the Additional Indenture, the Third Indenture and the Restoration Indenture) and shall be held for the benefit of the Initial Transition Bond Trustee, the Additional Transition Bond Trustee, the Third Transition Bond Trustee, and the Restoration Bond Trustee, as their interests may appear. The “Designated Account Holder” shall be a financial institution selected by the Initial Transition Bond Trustee, the Additional Transition Bond Trustee, the Third Transition Bond Trustee and the Restoration Bond Trustee, subject to satisfaction of the Rating Agency Condition, to hold and allocate amounts in the Designated Account for the benefit of the Initial Transition Bond Trustee, the Additional Transition Bond Trustee, the Third Transition Bond Trustee and the Restoration Bond Trustee as their interests may appear as provided in paragraph (b) below. In the event that the Initial Transition Bond Trustee, the Additional Transition Bond Trustee, the Third Transition Bond Trustee and the Restoration Bond Trustee are unable to agree upon a Designated Account Holder on or before the tenth Business Day occurring from and after the date of the Servicer Notice, a Designated Account Holder shall be promptly selected by the independent registered public accounting firm engaged by the Utility at such time, subject to the satisfaction of the Rating Agency Condition.

(b) Upon exercise by the Initial Transition Bond Trustee, the Additional Transition Bond Trustee, the Third Transition Bond Trustee or the Restoration Bond Trustee of its rights to redirect collections relating to the Initial Transition Property, the Additional Transition Property, the Transition (III) Property or the Restoration Property, and in the absence of a Replacement Servicer, the parties agree that all collections relating to the Initial Transition Property, the Additional Transition Property, the Transition (III) Property and the Restoration Property shall be deposited into the Designated Account and that the Designated Account Holder shall be instructed by the Utility to (i) allocate and remit funds from such Designated Account, in amounts calculated by the Utility, with such calculations provided to the Designated Account Holder on a daily basis to the persons entitled thereto, being the Initial Transition Bond Trustee in the case of all collections relating to the Initial Transition Property, the Additional Transition Bond Trustee in the case of all collections relating to the Additional Transition Property, the Third Transition Bond Trustee in the case of all collections relating to the Transition (III) Property and the Restoration Bond Trustee in the case of all collections relating to the Restoration Property; and (ii) maintain records as to the amounts deposited into such account, the amounts remitted therefrom and the allocation as provided in clause (i). The fees and expenses of the Designated Account Holder shall be payable from amounts deposited into the Designated Account on a pro rata basis as between collections relating to the Initial Transition Property, Additional Transition Property, Transition (III) Property and the Restoration Property, provided that portion of those fees and expenses allocable to collections relating to the Initial Transition Property, the Additional Transition Property, the Transition (III) Property, and the Restoration Property shall be payable by the Initial TC Servicer, the Additional TC Servicer, the Third TC Servicer and the Restoration Servicer, respectively, from the servicer fees (“Servicer Fees”) provided for in the Initial Servicing Agreement, the Additional Servicing Agreement, the Third Servicing Agreement and the Restoration Servicing Agreement, such payments to be made on the Payment Dates (as defined in the initial Indenture, the Additional Indenture, the Third Indenture and the Restoration Indenture) related to such Servicer Fees. The Initial Transition Bond Trustee, the Initial Transition Bond Issuer, the Additional Transition Bond Trustee, the Additional Transition Bond Issuer, the Third Transition Bond Trustee, the Third Transition Bond Issuer, the Restoration Bond Trustee and the Restoration Bond Issuer shall each have the right to require an accounting from time to time of collections, allocations and remittances by the Designated Account Holder.

(c) If a Replacement Servicer cannot be appointed in accordance with Section 4(a)(i) above, then any of the Initial Transition Bond Trustee, the Additional Transition Bond Trustee, the Third Transition Bond Trustee or the Restoration Bond Trustee may exercise its rights under Section 4(a)(ii)(B) above.

(d) Anything in this Agreement to the contrary notwithstanding, any action taken by any of the Initial Transition Bond Trustee, the Additional Transition Bond Trustee, the Third Transition Bond Trustee or the Restoration Bond Trustee to appoint a Replacement Servicer or designate the Designated Account pursuant to this paragraph 4 shall be subject to the Rating Agency Condition and the consent, if required by law or the Financing Order (as defined in the Initial Indenture or the Additional Indenture), of the Public Utility Commission of Texas. For the purposes of this Agreement, the “Rating Agency Condition” means, with respect to any such action, notification to each rating agency then rating any class or series of the Initial Transition Bonds, the Additional Transition Bonds, the Third Transition Bonds or the Restoration Bonds of such action, and the receipt of confirmation from S&P (as defined in the Initial Indenture, the Additional Indenture and the Third Indenture), that such action will not result in a reduction or withdrawal of its then current rating on the Initial Transition Bonds, the Additional Transition Bonds, the Third Transition Bonds or the Restoration Bonds. The parties hereto acknowledge and agree that the approval or the consent of S&P which is required in order to satisfy the Rating Agency Condition is not subject to any standard of commercial reasonableness, and the parties are bound to satisfy this condition whether or not S&P is unreasonable or arbitrary.

SECTION 5. Sharing of Information. The parties hereto agree to cooperate with each other and make available to each other or any Replacement Servicer any and all records and other data relevant to the Initial Transition Property, the Additional Transition Property, the Transition (III) Property and the Restoration Property which it may have in its possession or may from time to time receive from the Company or any predecessor Initial TC Servicer, Additional TC Servicer, Third TC Servicer or Restoration Servicer, including, without limitation, any and all computer programs, data files, documents, instruments, files and records and any receptacles and cabinets containing the same. The Company hereby consents to the release of information regarding the Company pursuant to this Section 5.

SECTION 6. No Joint Venture. Nothing herein contained shall be deemed as effecting a joint venture among any of the Initial Transition Bond Issuer, the Initial Transition Bond Trustee, the Additional Transition Bond Issuer, the Additional Transition Bond Trustee, the Third Transition Bond Issuer, the Third Transition Bond Trustee, the Restoration Bond Issuer, the Restoration Bond Trustee, the Decommissioning Collection Agent, the Decommissioning Trustee, NRG South Texas LP, the SBF Collection Agent and the Company.

SECTION 7. Method of Adjustment and Allocation. Notwithstanding any provision herein to the contrary, for the purpose of this Agreement only, the Additional Transition Bond Issuer, the Additional Transition Bond Trustee, the Third Transition Bond Issuer, the Third Transition Bond Trustee, the Restoration Bond Issuer and the Restoration Bond Trustee hereby consent and agree to (a) the method of adjustment of the Initial Transition Charge in accordance with Section 7 of Annex I to the Initial Servicing Agreement in the form attached thereto, and (b) the method of calculation and allocation of payments in accordance with Sections 3.02 and 3.03 of the Initial Servicing Agreement in the form attached thereto. Notwithstanding any provision herein to the contrary, for the purpose of this Agreement only, the Initial Transition Bond Issuer, the Initial Transition Bond Trustee, the Third Transition Bond Issuer, the Third Transition Bond Trustee, the Restoration Bond Issuer and the Restoration Bond Trustee hereby consent and agree to (a) the method of adjustment of the Additional Transition Charge in accordance with Section 7 of Annex I to the Additional Servicing Agreement in the form attached thereto, and (b) the method of calculation and allocation of payments in accordance with Sections 3.02 and 3.03 of the Additional Servicing Agreement in the form attached thereto and irrevocably waive any right to object to or enjoin such adjustment, calculation, payment or allocation. Notwithstanding any provision herein to the contrary, for the purpose of this Agreement only, the Initial Transition Bond Issuer, the Initial Transition Bond Trustee, the Additional Transition Bond Issuer, the Additional Transition Bond Trustee, the Restoration Bond Issuer and the Restoration Bond Trustee hereby consent and agree to (a) the method of adjustment of the Transition (III) Charge in accordance with Section 4.01 of the Third Servicing Agreement in the form attached thereto, and (b) the method of calculation and allocation of payments in accordance with Section 6 of Annex I to the Third Servicing Agreement in the form attached thereto and irrevocably waive any right to object to or enjoin such adjustment, calculation, payment or allocation.

Notwithstanding any provision herein to the contrary, for the purpose of this Agreement only, the Initial Transition Bond Issuer, the Initial Transition Bond Trustee, the Additional Transition Bond Issuer, the Additional Transition Bond Trustee, the Third Transition Bond Issuer and the Third Transition Bond Trustee hereby consent and agree to (a) the method of adjustment of the Restoration Charge in accordance with Section 4.01 of the Restoration Servicing Agreement in the form attached thereto, and (b) the method of calculation and allocation of payments in accordance with Section 6 of Annex I to the Restoration Servicing Agreement in the form attached thereto and irrevocably waive any right to object to or enjoin such adjustment, calculation, payment or allocation. Such consent and agreement shall not relieve the Company of any of its obligations to make payments in accordance with the terms of the Initial Sale Agreement, the Additional Sale Agreement and the Third Sale Agreement.

SECTION 8. Termination. This Agreement shall terminate upon the payment in full of the Initial Transition Bonds, the Additional Transition Bonds, the Third Transition Bonds and the Restoration Bonds, except that the understandings and acknowledgments contained in paragraphs 1, 2 and 3 shall survive the termination of this Agreement.

SECTION 9. Governing Law. This Agreement shall be governed by the laws of the State of Texas.

SECTION 10. Further Assurances. Each of the parties hereto agrees to execute any and all agreements, instruments, financing statements, releases and any and all other documents reasonably requested by any of the other parties hereto in order to effectuate the intent of this Agreement. In each case where a release is to be given pursuant to this Agreement, the term release shall include any documents or instruments necessary to effect a release, as contemplated by this Agreement. All releases, subordinations and other instruments submitted to the executing party are to be prepared at no expense to such party.

SECTION 11. Limitation on Rights of Others. This Agreement is solely for the benefit of the Initial Transition Bond Issuer, the Initial Transition Bond Trustee for the benefit of itself, the Additional Transition Bond Issuer, the Additional Transition Bond Trustee for the benefit of itself, the Third Transition Bond Issuer, the Third Transition Bond Trustee for the benefit of itself, the Restoration Bond Issuer, the Restoration Bond Trustee for the benefit of itself, the holders of the Initial Transition Bonds, the Additional Transition Bonds, the Third Transition Bonds and the Restoration Bonds, the Decommissioning Collection Agent for the benefit of NRG South Texas LP or the Decommissioning Trustee for the benefit of NRG South Texas LP, the SBF Collection Agent for the benefit of the System Benefit Fund and any credit enhancement provider, and the Company and no other person or entity shall have any rights, benefits, priority or interest under or because of the existence of this Agreement.

SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 13. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, the Initial Indenture, the Additional Indenture, the Third Indenture or the Restoration Indenture, each of the parties covenants that it shall not, prior to the date which is one year and one day after payment in full of the Initial Transition Bonds, the Additional Transition Bonds, the Third Transition Bonds and the Restoration Bonds, acquiesce, petition or otherwise invoke or cause any of the Initial Transition Bond Issuer, the Additional Transition Bond Issuer, the Third Transition Bond Issuer or the Restoration Bond Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Initial Transition Bond Issuer, the Additional Transition Bond Issuer, the Third Transition Bond Issuer or the Restoration Bond Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Initial Transition Bond Issuer, the Additional Transition Bond Issuer, the Third Transition Bond Issuer or the Restoration Bond Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Initial Transition Bond Issuer, the Additional Transition Bond Issuer, the Third Transition Bond Issuer or the Restoration Bond Issuer.

SECTION 14. Trustees. Deutsche Bank Trust Company Americas, as Initial Transition Bond Trustee, in acting hereunder is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Initial Indenture. Wilmington Trust Company, as Additional Transition Bond Trustee, in acting hereunder is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Additional Indenture. Deutsche Bank Trust Company Americas, as Third Transition Bond Trustee, in acting hereunder is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Third Indenture. Deutsche Bank Trust Company Americas, as Restoration Bond Trustee, in acting hereunder is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Restoration Indenture.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC as Company

By:
Name:
Title:

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC as Initial TC Servicer

By:
Name:
Title:

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC as Additional TC Servicer

By:
Name:
Title:

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC as Third TC Servicer

By:
Name:
Title:

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC as Restoration Servicer

By:
Name:
Title:

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC as Decommissioning Collection Agent

By:
Name:
Title:

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC as SBF Collection Agent

By:
Name:
Title:

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC as Utility

By:
Name:
Title:

CENTERPOINT ENERGY TRANSITION BOND COMPANY, LLC

By:
Name:
Title:

CENTERPOINT ENERGY TRANSITION BOND COMPANY II, LLC

By:
Name:
Title:

CENTERPOINT ENERGY TRANSITION BOND COMPANY III, LLC

By:
Name:
Title:

CENTERPOINT ENERGY RESTORATION BOND COMPANY, LLC

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS (successor to Bankers Trust Company), as Initial Transition Bond Trustee

By:
Name:
Title:

By:
Name:
Title:

WILMINGTON TRUST COMPANY, as Additional Transition Bond Trustee

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Third Transition Bond Trustee

By:
Name:
Title:

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Restoration Bond Trustee

By:
Name:
Title:

By:
Name:
Title:

16